EXHIBIT 31.2

CERTIFICATION

I, Carlos Pena, of Catalyst Crew Technologies Corp. (the “Registrant”), certify that:

1.	I have reviewed this Annual Report on Form 10-K of the Registrant for the fiscal year ended December 31, 2025;

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.

Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the Registrant as of, and for, the periods presented in this report;

4.

I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the Registrant and have:

(a)

Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under my supervision, to ensure that material information relating to the Registrant is made known to me during the period in which this report is being prepared;

(b)

Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under my supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements in accordance with generally accepted accounting principles;

(c)

Evaluated the effectiveness of the Registrant’s disclosure controls and procedures and presented in this report my conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report; and

(d)

Disclosed in this report any change in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

5.	I have disclosed, based on my most recent evaluation of internal control over financial reporting, to the Registrant’s auditors and the Board of Directors (or persons performing equivalent functions):

(a)	All significant deficiencies and material weaknesses in internal control over financial reporting; and

(b)	Any fraud, whether or not material, involving management or other employees with a significant role in internal control over financial reporting.

Dated: April 15, 2026

/s/ Carlos Pena

Chief Financial Officer

(Principal Financial Officer)